SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               Verint Systems Inc.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             Delaware                                          11-3200514
----------------------------------------                    ----------------
(State of Incorporation or Organization)                    (I.R.S. Employer
                                                           Identification no.)


234 Crossways Park Drive, Woodbury, New York                          11797
---------------------------------------------                       ----------
(Address of Principal Executive Offices)                            (Zip Code)


If this form relates to the                  If this form relates to the
registration of a class of                   registration of a class of
securities pursuant to Section               securities pursuant to Section
12(b) of the Exchange Act and                12(g) of the Exchange Act and
is effective pursuant to                     is effective pursuant to
General Instruction A.(c),                   General Instruction A.(d),
please check the following                   please check the following
box. [ ]                                     box. [x]



Securities Act registration statement file number to which this form relates:
333-82300

Securities to be registered pursuant to Section 12(b) of the Act:


  Title of Each Class                           Name of Each Exchange on Which
  to be so Registered                           Each Class is to be Registered
  -------------------                           ------------------------------

                                 None


Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, par value $.001

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         For a description of the securities to be registered hereunder, reference is made to the information set forth under the heading "Description of Capital Stock" in the Registrant's prospectus, which constitutes a part of the Registrant's Registration Statement on Form S-1 (File No. 333-82300), as may be amended from time to time, filed with the Securities and Exchange Commission, which information is incorporated by reference herein. Any form of prospectus subsequently filed by the Registrant pursuant to Rule 424(b) under the Securities Act which includes such description shall be deemed to be incorporated by reference into this registration statement.

ITEM 2.  EXHIBITS

         The following exhibits to this Registration Statement have been filed as exhibits to the Registrant's Registration Statement on Form S-1 (File No. 333-82300), as amended (the "Registration Statement"), filed under the Securities Act of 1933, as amended, and are hereby incorporated herein by reference.


 EXHIBIT
 NUMBER                              DESCRIPTION OF EXHIBIT
 ------                              ----------------------

   1. Amended and Restated Certificate of Incorporation of Verint Systems Inc., filed as Exhibit 3.1 to the Registration Statement and is incorporated herein by reference.

   2. By-laws of Verint Systems Inc., filed as Exhibit 3.2 to the Registration Statement and is incorporated herein by reference.

   3. Specimen Common Stock Certificate, filed as Exhibit 4.1 to the Registration Statement and is incorporated herein by reference.




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
                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date: April 30, 2002

                                    VERINT SYSTEMS INC.

                                    By: /s/ Dan Bodner
                                        --------------------------------------
                                        Name: Dan Bodner
                                        Title: President and Chief Executive
                                                Officer















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